UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 31, 2007

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186

Registrant´s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities

On February 2, 2007, Network CN Inc. (the "Company") reported that it had consummated the acquisition Shanghai Quo Advertising Company Limited (“Quo”), an advertising agency headquartered in the Peoples’ Republic of China (PRC), effective January 31, 2006. The Company reported that the acquisition was made pursuant to an agreement (the “Purchase Agreement”) with Zhang Lina and Zhang Qinxiu (the “Sellers”) dated January 24 2007 and that the Company paid the Sellers an aggregate of HK$500,000 in cash (which is approximately US$64,000 as of January 31, 2007) and to issued to them an aggregate of 300,000 shares of the Company’s restricted common stock (or equivalent to US $2.99 per share) for an aggregate of 100% of the shares of capital stock of Quo (the “Securities”). This Form 8-K/A, Amendment No. 1, is being filed to clarify the structure of the acquisition of the Securities of Quo from the Sellers.

The Company acquired the Securities through Crown Winner International Limited, a wholly owned subsidiary of the Company (“Crown Winner”). In order to comply with certain PRC laws relating to foreign entities’ ownership of advertising agencies in the PRC, the Sellers continue to hold 90% and 10% of the Securities, respectively, in trust for the benefit of Crown Winner pursuant to (i) the Agreement for Nominee Shareholding between Crown Winner and Zhang Lina dated January 24, 2007, (ii) Agreement for Nominee Shareholding between Crown Winner and Zhang Qinxiu dated January 24, 2007, (iii) the Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and Zhang Lina dated January 24, 2007, (iv) the Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and Zhang Qinxiu dated January 24, 2007, (v) the Declaration of Trust by Zhang Lina dated January 24, 2007, (vi) the Declaration of Trust by Zhang Qinxiu dated January 24, 2007, (vii) the Letter of Resignation from Directorship by Zhang Lina with blank date, (viii) the Letter of Resignation from Directorship by Zhang Qinxiu with blank date and (ix) the Letter of Resignation from acting as Legal Representative by Zhang Lina with blank date (collectively, the “Trust Agreements”).

Pursuant to the Trust Agreements, we believe that (a) we are able to exert effective control over Quo, (b) substantially all of the economic benefits of Quo will be transferred to us, and (c) our subsidiary, Crown Winner, a wholly foreign entity, has an exclusive option to purchase all or part of the equity interests in Quo to the extent permitted by PRC laws. The law of the PRC governs the agreements by which the Company acquired Quo and by which the Sellers continue to hold the Securities in trust. We believe, based on advice from PRC counsel who is an employee of the Company, that the ownership structure of Quo is in compliance with existing PRC laws and regulations and the contractual arrangements among Crown Winner, Quo, Lina Zhang and Qinxiu Zhang, in each case governed by PRC law are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect. Our PRC counsel also advises, however, that there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, there can be no guarantee that the PRC regulatory authorities will not in the future take a view that is contrary to our understanding of current PRC regulations. If the PRC government finds that the agreements that establish the structure for operating our PRC advertising business do not comply with PRC government restrictions on foreign investment in advertising businesses, we could be subject to severe penalties.

The acquisition was structured as described in order to comply with PRC regulations. In particular, PRC regulations stipulate that beginning December 10, 2005, foreign investors are allowed to directly own 100% of PRC companies operating an advertising business if the foreign entity has at least three years of direct operations in the advertising business outside of China or to directly own less than 100% if the foreign entity has at least two years of direct operations in the advertising business outside of China. We do not currently directly operate an advertising business outside of China and cannot qualify for direct ownership of a PRC advertising company under PRC regulations any earlier than two or three years, respectively, after we commence any such operations or until we acquire a company which has directly operated an advertising business for the required period of time. We do not currently know how or when we will be able to qualify under these regulations. Even if we do qualify in the future, it may be burdensome or not cost effective for us to meet the required criteria for direct ownership. If and when we qualify for direct ownership, we intend to explore the commercial feasibility of changing our current ownership structure of Quo, taking into consideration relevant cost, market, competitive and other factors. In the event we take such steps, we cannot assure you that we will be able to identity or acquire a qualified foreign company for a possible future restructuring or that any restructuring we may undertake to facilitate direct ownership will be successful.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Agreement, filed as Exhibit 10.1 to the Company’s Current report on Form 8-K filed with the Commission on January 25, 2007, which is incorporated by reference herein. The foregoing description of the Trust Agreements is qualified in its entirety by reference to such agreements, filed as Exhibits 10.2 through 10.10 hereto, which are hereby incorporated by reference herein.

Financial information about Quo and pro forma financial information will be filed by amendment to this Form 8-K /A .

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

	Exhibit No.	Description
	10.1	Stock Transfer Agreement dated January 24, 2007, incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2007.
	10.2 *	Agreement for Nominee Shareholding between Crown Winner International Limited and Zhang Lina dated January 24, 2007.
	10.3 *	Agreement for Nominee Shareholding between Crown Winner International Limited and Zhang Qinxiu dated January 24, 2007.
	10.4 *	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner International Limited and Zhang Lina dated January 24, 2007.
	10.5 *	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and Zhang Qinxiu dated January 24, 2007.
	10.6 *	Declaration of Trust by Zhang Lina dated January 24, 2007.
	10.7 *	Declaration of Trust by Zhang Qinxiu dated January 24, 2007.
	10.8 *	Letter of Resignation from Directorship by Zhang Lina.
	10.9 *	Letter of Resignation from Directorship by Zhang Qinxiu.
	10.10 *	Letter of Resignation from acting as Legal Representative by Zhang Lina

*	Filed herewith.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: March 29, 2007	By:	/s/ Godfrey Chin Tong Hui
Godfrey Chin Tong Hui
Chief Executive Officer

EXHIBIT INDEX

	Exhibit No.	Description
	10.1	Stock Transfer Agreement dated January 24, 2007, incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2007.
	10.2 *	Agreement for Nominee Shareholding between Crown Winner International Limited and Zhang Lina dated January 24, 2007.
	10.3 *	Agreement for Nominee Shareholding between Crown Winner International Limited and Zhang Qinxiu dated January 24, 2007.
	10.4 *	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner International Limited and Zhang Lina dated January 24, 2007.
	10.5 *	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and Zhang Qinxiu dated January 24, 2007.
	10.6 *	Declaration of Trust by Zhang Lina dated January 24, 2007.
	10.7 *	Declaration of Trust by Zhang Qinxiu dated January 24, 2007.
	10.8 *	Letter of Resignation from Directorship by Zhang Lina.
	10.9 *	Letter of Resignation from Directorship by Zhang Qinxiu.
	10.10 *	Letter of Resignation from acting as Legal Representative by Zhang Lina

*	Filed herewith.